UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2024
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 14, 2024 (the “Term Loan Closing Date”), Oportun Financial Corporation (the “Company”) satisfied the closing conditions under the Credit Agreement (the “Credit Agreement”) dated as of October 23, 2024, by and among the Company’s wholly-owned subsidiary Oportun, Inc., as borrower (the “Borrower”), certain affiliates of Castlelake L.P. (“Castlelake”) and funds managed by Neuberger Berman (“Neuberger”) as lenders, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, and the senior secured term loans were funded pursuant to the Credit Agreement (the “Term Loan Closing”).

On the Term Loan Closing Date, in connection with the Credit Agreement, the Company issued warrants (the “Warrants”), at an exercise price of $0.01 per share, to affiliates of Castlelake and Neuberger to purchase an aggregate amount of shares of the Company’s common stock equal to 9.8% of the fully-diluted shares outstanding of the Company, excluding out-of-the-money options, on a pro-forma basis for the warrants. The Company also entered into a Registration Rights Agreement with the applicable holders of the Warrants (the “Registration Rights Agreement”), which stipulates that the Company will file a registration statement with the Securities and Exchange Commission with respect to the shares underlying the Warrants.

The description of the Warrants is qualified in its entirety by reference to the full and complete terms of the form of Warrant, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

In connection with the Term Loan Closing, the Credit Agreement, dated as of September 14, 2022, by and among the Company, Wilmington Trust, National Association, and the lenders party thereto, as amended, terminated effective November 14, 2024.

In connection with the Term Loan Closing, the Indenture, dated as of December 20, 2021, between Oportun RF, LLC and Wilmington Trust, National Association, as indenture trustee, as amended, terminated effective November 14, 2024.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures provided in Items 1.01 and 1.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
4.1	Form of Warrant
4.2	Registration Rights Agreement, dated as of November 14, 2024, by and among Oportun Financial Corporation and the affiliates of Castlelake and Neuberger party thereto
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	November 14, 2024	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)